UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2021

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Dakota Territory Resource Corp.

(Exact name of registrant as specified in its charter)

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Nevada (State or other jurisdiction of incorporation)	001-50191 (Commission File Number)	80-0942566 (IRS Employer Identification No.)

141 Glendale Drive, Lead, South Dakota (Address of principal executive offices)		57754 (Zip Code)

Registrant's telephone number, including area code: (605) 717-2450

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	DTRC	OTC: QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 3.02 Unregistered Sale of Equity Securities.

On August 2, 2021, Dakota Territory Resource Corp. (the "Company") entered into a series of substantially similar subscription agreements (each, a "Subscription Agreement") pursuant to which the Company issued and sold to certain investors, in the final tranche of its previously announced non-brokered private placement (the "Private Placement"), an aggregate of 120,550 shares of common stock of the Company (each a "Common Share") at a price of US$4.50 per Common Share, for gross proceeds of US$542,475. In aggregate with the first tranche issuance of 2,311,000 Common Shares for gross proceeds of US$10,399,500, and the second tranche issuance of 8,734,611 Common Shares for $39,305,749.50, the Company issued a total of 11,166,161 Common Shares for total gross proceeds of US$50,247,724.50.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. Any securities offered and sold under the Private Placement have not been, and will not be, registered under the Securities Act, or any state securities laws, and accordingly, may not be offered or sold within the United States except in compliance with the registration requirements of the Securities Act and applicable state securities requirements or pursuant to exemptions therefrom. In issuing the Common Shares pursuant to the Subscription Agreements, the Company relied on the exemptions from registration under Section 4(a)(2), Rule 506 of Regulation D and Regulation S under the Securities Act.

The foregoing descriptions of the Subscription Agreements do not purport to be complete and are qualified in their entirety by reference to such agreements, substantially in the form of Subscription Agreement filed as Exhibit 1.1 to the Current Report on Form 8-K filed by the Company on June 24, 2021, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP.
(Registrant)

Date: August 3, 2021

	By:	"Shawn Campbell"
Name: Shawn Campbell
Title: Chief Financial Officer